                                                                      EXHIBIT 99

     PROXY/VOTING INSTRUCTION CARD FOR SPECIAL MEETING OF STOCKHOLDERS OF
                                  [ACC LOGO]

                        ACC CONSUMER FINANCE CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Rocco J. Fabiano, Gary S. Burdick and Rellen M. Stewart, and each of them, true and lawful proxies, with power of substitution, to vote all shares of Common Stock of the undersigned, at the Special Meeting of Stockholders of ACC Consumer Finance Corporation to be held October 21, 1997, and at any adjournment thereof, on any business that may properly come before the meeting, including the proposal set forth on the reverse side of this card, which is referred to in the Prospectus and Proxy Statement provided.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                        ACC CONSUMER FINANCE CORPORATION

     A VOTE FOR IS RECOMMENDED BY THE BOARD OF DIRECTORS. SHARES WILL BE SO
                      VOTED UNLESS YOU OTHERWISE INDICATE.

         1.   To approve and adopt an Agreement and Plan of Merger dated as of August 24, 1997   For      Against  Abstain
              by and among Household International, Inc., Household Auto Corporation and ACC     [ ]      [ ]      [ ]
              Consumer Finance Corporation, and to approve the merger of Household Auto
              Corporation with and into ACC Consumer Finance Corporation pursuant to which ACC
              Consumer Finance Corporation will become a wholly-owned subsidiary of Household
              International, Inc.

                                             Date:

                                             Please
                                             Sign:

                                             Please
                                             Sign:

                                             NOTE: PLEASE SIGN EXACTLY AS
                                             NAME APPEARS HEREON. FOR JOINT
                                             ACCOUNTS BOTH OWNERS SHOULD
                                             SIGN. WHEN SIGNING AS
                                             EXECUTOR, ADMINISTRATOR,
                                             ATTORNEY, TRUSTEE OR GUARDIAN,
                                             ETC., PLEASE SIGN YOUR FULL
                                             TITLE.